UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2018

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Filed herewith as Exhibit 23.1 is a consent of Regional Health Properties, Inc.’s independent registered public accounting firm, KPMG LLP, to the incorporation by reference of its report dated April 16, 2018, included in Regional Health Properties, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017 filed on April 16, 2018 (the “2017 Form 10-K”), into the registration statements listed in such consent (the “Revised Consent”). The Revised Consent supersedes and replaces the consent filed as Exhibit 23.1 to the

2017 Form 10-K. The Revised Consent corrects a typographical error and does not change any previously reported financial results of operations or any other disclosure contained in the 2017 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

No. Description of Exhibit

23.1 Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 20, 2018	REGIONAL HEALTH PROPERTIES, INC.

/s/ BRENT MORRISON
Brent Morrison
Director, Interim Chief Executive Officer, and Interim President (Principal Executive Officer).

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